Exhibit 3.153
Secretary of State
Division of Business Services
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
ISSUANCE DATE: 07/02/2007
REQUEST NUMBER: 07183568
CHARTER/QUALIFICATION DATE: 10/29/2002
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0435835
JURISDICTION: TENNESSEE

TO:	REQUESTED BY:
CFS	CFS
8161 HWY 100	8161 HWY 100
NASHVILLE, TN 37221	NASHVILLE, TN 37221
I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
“JACKSON, TENNESSEE HOSPITAL COMPANY, LLC”
WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATES) AS BELOW INDICATED:

FILING ACTION
REFERENCE	DATE	FILING TYPE	NAM	DUR	STK	PRN	OFC	AGT	INC	MAL	FYC
NUMBER	FILED
4639-0834	10/29/2002	LLC ORGANIZATION

4686-0632	01/03/2003	LLC ASSUME NAME

4907-1223	09/10/2003	LLC ASSUME NAME

4956-0566	11/06/2003	LLC AGT/OFFICE					X	X

FILING ACTION
REFERENCE	DATE	FILING TYPE	NAM	DUR	STK	PRN	OFC	AGT	INC	MAL	FYC
NUMBER	FILED
5239-1694	09/20/2004	LLC AGT/OFFICE					X	X

5734-0871	03/27/2006	LLC AN RPT				X

6012-0386	03/30/2007	LLC AN RPT				X				X
FOR: REQUEST FOR COPIES ON DATE: 07/02/07
FROM:
CAPITAL FILING SERVICE (CFS)
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221-0000
ON DATE:07/02/07
FEES
RECEIVED: $280.00 $0.00
TOTAL PAYMENT RECEIVED: $280.00
RECEIPT NUMBER: 00004231100
ACCOUNT NUMBER: 00101230
[seal]
/s/ Riley C. Darnell
RILEY C. DARNELL
SECRETARY OF STATE

ARTICLES OF ORGANIZATION
OF
JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
The undersigned person, on behalf of the limited liability company under the Tennessee Limited Liability Company Act, adopts the following as the Articles of Organization for such limited liability company:
1. The name of the limited liability company is Jackson, Tennessee Hospital Company, LLC (the “LLC”).
2. The street address, zip code and county of the initial registered office of the LLC in the State of Tennessee shall be 2908 Poston Avenue, Nashville, Tennessee 37203, County of Davidson.
3. The name of the initial registered agent of the LLC, located at the registered office set forth above, is Corporation Service Company.
4. The name and address of the organizer of the LLC is:
Kimberly A. Wright
155 Franklin Road, Suite 400
Brentwood, Tennessee 37027
5. The street address, zip code and county of the principal executive office of the LLC shall be 155 Franklin Road, Suite 400, Williamson County, Brentwood, Tennessee 37027.
6. The LLC will be member-managed,
7. The LLC has one (1) member at the time of organization,
8. The existence of the LLC is to begin upon the filing of the Articles of Organization.
9. The duration of the LLC shall be perpetual.
10. (a) To the maximum extent permitted by the provisions of T.C.A. § 48-243-101, as amended from time to time (provided, however, that if an amendment to such act limited or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under this paragraph which occur subsequent to the effective date of such amendment), the LLC shall indemnify and advance expenses to any person, his heirs, executors and administrators, for the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formalor informal, including counsel fees actually incurred as a result of such proceeding or action or any appeal thereof, and against all fines (including any excise tax assessed with respect to an employee benefit plan), judgment, penalties and amounts paid in settlement thereof, provided that such proceeding or action be instituted by reason of the fact that such person is or was a member or a governor of the LLC.
(b) The LLC may, to the maximum extent permitted by the provisions of T.C.A, § 48-243-101, as amended, from time to time (provided, however, that if an amendment to such act limited or restricts in any way the indemnification rights permitted by law as of the date here, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under this paragraph which occur subsequent to the effective date of such amendment), indemnify and advance expenses to any person, his heirs, executors and administrators, to the same extent as set forth in Paragraph 10(a) above or to the extent as determined by the members, provided that the underlying proceeding or action be instituted by reason of the fact that such person is or was a manager of the LLC.
(c) Any repeal or modification of the provisions of this Paragraph 10, directly or by the adoption of an inconsistent provision of these Articles of Organization, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification.
Dated October 28th, 2002.
/s/ Kimberly A. Wright
Kimberly A. Wright, Organizer

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
APPLICATION FOR REGISTRATION OF ASSUMED LIMITED LIABILITY COMPANY NAME
For Office Use Only
Pursuant to the provisions of Section 48-207-101(d) of the Tennessee Limited Liability Company Act, the undersigned limited liability company hereby submits this application:
1. The true name of the Limited Liability Company is Jackson, Tennessee Hospital Company, LLC
2. The state or country of organization is Tennessee
3. The Limited Liability Company intends to transact business under an assumed Limited Liability Company name.
4. The assumed Limited Liability Company name the limited liability company proposes to use is Regional Hospital of Jackson
NOTE: The assumed Limited Liability Company name must meet the requirements of Section 48-207-101 of the Tennessee Limited Liability Company Act.
Signature Date 1-3-02
Name of Limited Liability Company Jackson, Tennessee Hospital Company, LLC
Signer’s Capacity            Assistant Secretary
Signature /s/ Kimberly A. Wright
Name (typed or printed) Kimberly A. Wright

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
APPLICATION FOR REGISTRATION OF ASSUMED LIMITED LIABILITY COMPANY NAME
For Office Use Only 03 SEP 10 RILEY C. DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-207-101(d) of the Tennessee Limited Liability Company Act, the undersigned limited liability company hereby submits this application:
1. The true name of the Limited Liability Company is Jackson, Tennessee Hospital Company, LLC
2. The state or country of organization is Tennessee
3. The Limited Liability Company intends to transact business under an assumed Limited Liability Company name.
4. The assumed Limited Liability Company name the limited liability company proposes to use is Cardiovascular Surgery Center of West Tennessee
NOTE: The assumed Limited Liability Company name must meet the requirements of Section 48-207-101 of the Tennessee Limited Liability Company Act.
Signature Date 9-8-03
Name of Limited Liability Company           Jackson, Tennessee Hospital Company, LLC
By: Jackson Hospital Company — Sole Member
Signer’s Capacity            By: Sherry A. Connelly — Its Assistant Secretary
Signature /s/ Sherry A. Connelly
Name (typed or printed) Sherry A. Connelly
Filing Fee $20.00 0435835

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
CHANGE OF REGISTERED AGENT/OFFICE (BY A LIMITED LIABILITY COMPANY)
For Office Use Only
Pursuant to the provisions of Section 48-208-102(a) of the Tennessee Limited Liability Company Act, the undersigned limited liability company hereby submits this application:
1. The name of the Limited Liability Company is JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
2. The street address of its current registered office is: 2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is: 1900 Church Street, Suite 400, Nashville, TN, County of Davidson 37203
4. The name of the current registered agent is: Corporation Service Company
5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street addresses or the registered office and the business office of the registered agent will be identical.
Signature Date: 10/31/03
Name of Limited Liability Company JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
Signer’s Capacity Asst. Sec. Sole Member
/s/ Sherry Connelly
Signature Sherry Connelly
By: Jackson Hospital Corporation, sole member
Name (typed or printed) By: Sherry Connelly, Asst. Sec.

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
CHANGE OF REGISTERED AGENT/OFFICE (BY A LIMITED LIABILITY COMPANY)
For Office Use Only
Pursuant to the provisions of Section 48-208-102(a) of the Tennessee Limited Liability Company Act, the undersigned limited liability company hereby submits this application:
1. The name of the Limited Liability Company is JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
2. The street address of its current registered office is: 1900 Church Street, Suite 400, Nashville, TN 37203
2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is: c/o Regional Hospital of Jackson, 367 Hospital Blvd., Jackson (Madison County), TN 38305
4. The name of the current registered agent is: National Registered Agents, Inc.
5. If the current registered agent is to be changed, the name of the new registered agent is Tim Puthoff, CEO
6. After the change(s), the street addresses or the registered office and the business office of the registered agent will be identical.
Signature Date: 9/8/04
Name of Limited Liability Company JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
Signer’s Capacity Assistant Secretary of its sole member, Jackson Hospital Corporation
/s/ Robin J. Keck
Signature Robin J. Keck
Name (typed or printed) Robin J. Keck

LIMITED LIABILITY COMPANY ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Avenue N, 6th Floor
William R. Snodgrass Tower
Nashville, TN 37243
Annual Report Filing Fee Due:
$50 per member, with a minimum fee of $300 and a maximum fee of $3000.
There is an additional fee of $20 if any changes are made in block #6 to the registered agent/office.
CURRENT FISCAL YEAR CLOSING MONTH: 12
THIS REPORT IS DUE ON OR BEFORE 04/01/06
(1) SECRETARY OF STATE CONTROL NUMBER: 0435835
(2A.) NAME AND MAILING ADDRESS OF COMPANY:
JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
155 FRANKLIN ROAD
BRENTWOOD, TN 37027
D 10/29/2002 FOR PROFIT
(2B.) STATE OR COUNTRY OF FORMATION: TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, STE 400, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4

7100 COMMERCE WAY SUITE 100	BRENTWOOD	TN	37027

(4) This LLC is ☐ BOARD MANAGED ☐ DIRECTOR MANAGED ☐ MANAGER MANAGED ☑ MEMBER MANAGED (check one box)
If board, director, or manager managed, provide the names and business addresses, including zip codes, of the governors, directors, or managers (or their equivalent), respectively. Attach an additional sheet if necessary.

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
JACKSON HOSPITAL	7100 COMMERCE WAY	BRENTWOOD, TN 37057
CORPORATION	SUITE 100
(5) Provide the names and business address, including zip codes, of the LLC managers (if governed by the LLC Act), or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively. Attached an additional sheet if necessary.

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
TIM PUTHOFF, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: %REGIONAL HOSPITAL, 367 HOSPITAL BLVD., JACKSON, TN 38305
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(i.) CHANGE OF REGISTERED AGENT:
(ii.) CHANGE OF REGISTERED OFFICE (STREET ADDRESS): (CITY) (STATE) TN (ZIP CODE +4) (COUNTY)
(7) Number of members on the date the annual report is executed if there are more than six (6) members: ☐
☐ This LLC is prohibited from engaging in business in Tennessee (check box if applicable).
(8) SIGNATURE      /s/ Robin J. Keck
(9) DATE 2-16-06
(10) TYPE PRINT NAME OF SIGNER: By Jackson Hospital Corporation — Sole Member
By: Robin J. Keck
(11) TITLE OF SIGNER: Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED * *

INSTRUCTIONS ON BACK

LIMITED LIABILITY COMPANY ANNUAL REPORT
RECEIVED STATE OF TENNESSEE 2007 MAR 30 RILEY DARNELL SECRETARY OF STATE
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Avenue N, 6th Floor
William R. Snodgrass Tower
Nashville, TN 37243
Annual Report Filing Fee Due:
$50 per member, with a minimum fee of $300 and a maximum fee of $3000.
There is an additional fee of $20 if any changes are made in block #6 to the registered agent/office.
CURRENT FISCAL YEAR CLOSING MONTH: 12
THIS REPORT IS DUE ON OR BEFORE 04/01/07
(1) SECRETARY OF STATE CONTROL NUMBER: 0435835
(2A.) NAME AND MAILING ADDRESS OF LIMITED LIABILITY COMPANY:
JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
7100 COMMERCE WAY
SUITE 100
BRENTWOOD, TN 37027
D 10/29/2002 FOR PROFIT
(2B.) STATE OR COUNTRY OF FORMATION: TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
4000 MERIDIAN BLVD.
FRANKLIN, TN 37067
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
7100 COMMERCE WAY, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4

4000 MERIDIAN BLVD.	FRANKLIN	TN	37067
(4) This LLC is ☐ BOARD MANAGED ☐ DIRECTOR MANAGED ☐ MANAGER MANAGED ☑ MEMBER MANAGED (check one box)
If board, director, or manager managed, provide the names and business addresses, including zip codes, of the governors, directors, or managers (or their equivalent), respectively. Attach an additional sheet if necessary.

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
(5) Provide the names and business address, including zip codes, of the LLC managers (if governed by the LLC Act), or any officers (if governed by the Revised LLC Act), (or their equivalent), respectively. Attached an additional sheet if necessary.

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
JACKSON HOSPITAL	4000 MERIDIAN BLVD.	FRANKLIN, TN 37067
CORPORATION
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
TIM PUTHOFF, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
%REGIONAL HOSPITAL, 367 HOSPITAL BLVD., JACKSON, TN 38305
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(i.) CHANGE OF REGISTERED AGENT:
(ii.) CHANGE OF REGISTERED OFFICE (STREET ADDRESS):
(CITY)       (STATE) TN       (ZIP CODE +4)       (COUNTY)
(7) Number of members on the date the annual report is executed if there are more than six (6) members:
☐ This LLC is prohibited from engaging in business in Tennessee (check box if applicable).

(8) SIGNATURE JACKSON HOSPITAL CORPORATION — Sole Member /s/ Robin J. Keck
(9) DATE 3-2-07
(10) TYPE PRINT NAME OF SIGNER: /s/ Robin J. Keck
(11) TITLE OF SIGNER: Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED * *